UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2014

Tree.com, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2014, at the Company’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Tree.com, Inc. (the “Company”) approved the amendment and restatement of the Tree.com 2008 Stock and Annual Incentive Plan, (the “Stock Plan”), which amendment and restatement became effective upon such approval. A description of the amendments approved, and of the Stock Plan as a whole, was included in the Company’s 2014 proxy statement prepared for the Annual Meeting filed with the Securities and Exchange Commission on May 2, 2014, under the heading “Proposal 3-Approval of Amendment and Restatement of the Third Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan.” Such description of the amendments and of the Stock Plan as a whole are incorporated by reference into this Item 5.02 of this report.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 11, 2014, the Company held its Annual Meeting. The holders of an aggregate of 11,307,190 shares of the Company’s common stock were entitled to vote at the Annual Meeting and a total of 10,846,631 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy. The stockholders considered and voted on four proposals submitted for stockholder vote, each of which was described in detail in the Company’s 2014 proxy statement prepared for the Annual Meeting.

The following are the voting results on each matter submitted for stockholder vote at the Annual Meeting.

Proposal 1. Election of Directors

The following nominees for election to the board of directors were elected, each for a one-year term or until their successor has been duly elected and qualified:

	For	Withheld	Broker Non-Votes
Neal Dermer	9,420,285	458,723	967,623
Peter Horan	9,246,153	632,855	967,623
W. Mac Lackey	9,718,550	160,458	967,623
Douglas Lebda	9,765,643	113,365	967,623
Joseph Levin	9,769,384	109,624	967,623
Steven Ozonian	9,768,889	110,119	967,623

Proposal 2. Ratification of Independent Registered Public Accounting Firm

The board of directors’ proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year was approved based on the following votes:

For	Against	Abstentions
10,766,203	2,361	78,067

Proposal 3. Amendment and Restatement of the Third Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan

The board of directors’ proposal to amend and restate the Third Amended and Restated Tree.com 2008 Stock and Annual Incentive Plan was approved based on the following votes:

For	Against	Abstentions
7,542,522	2,258,141	78,345

Proposal 4. Advisory (Non-Binding) Vote Approving the Compensation of our Named Executive Officers

The board of directors’ proposal for stockholders to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers for 2013 was approved based on the following votes:

For	Against	Abstentions
7,699,629	2,009,997	169,382

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2014

TREE.COM, INC.

	By:	/s/ Katharine F. Pierce
Katharine F. Pierce
Senior Vice President, General Counsel & Corporate Secretary